                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Limited Duration Fund

A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT INCOME,
CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                                                   [COVER PHOTO]

                                                      Prospectus - June 28, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                Contents

The Fund                  INVESTMENT OBJECTIVE .......................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES ............................                   1
                          PRINCIPAL RISKS ............................................                   2
                          PAST PERFORMANCE ...........................................                   4
                          FEES AND EXPENSES ..........................................                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION .................                   5
                          ADDITIONAL RISK INFORMATION ................................                   6
                          FUND MANAGEMENT ............................................                   7

Shareholder Information   PRICING FUND SHARES ........................................                   9
                          HOW TO BUY SHARES ..........................................                   9
                          HOW TO EXCHANGE SHARES .....................................                  11
                          HOW TO SELL SHARES .........................................                  12
                          DISTRIBUTIONS ..............................................                  13
                          TAX CONSEQUENCES ...........................................                  14

Financial Highlights      ............................................................                  15

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
               The Fund

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    Morgan Stanley Limited Duration Fund seeks to provide a high level of current income, consistent with the preservation of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Fund will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities
                    (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Fund's portfolio of three years or less.

                    Bonds are fixed-income debt securities. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.

                    Mortgage-Backed Securities. Certain of the U.S. government securities in which the Fund may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.

                    As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

                    In addition, the Fund may invest in foreign securities, asset-backed securities, restricted securities and "junk bonds", and may engage in futures transactions.

                    In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]              PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

                    Fixed-Income Securities. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Fund's investments may have speculative characteristics.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

                    Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

                    Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

                    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

                    Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

                    This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

                    Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

                    Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with investments in foreign securities and asset-backed securities, restricted securities, and "junk bonds" and futures

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 7 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns assume you sold your shares at the end of each period (unless otherwise noted).
[End Sidebar]

                    transactions. For more information about these risks, see the "Additional Risk Information" section.

                    Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance
                    (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  11.86%
'96    4.54%
'97    6.41%
'98    6.97%
'99    2.73%
2000   7.01%
'01    8.04%

YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2002 WAS 0.30%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.74% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -1.35% (quarter ended December 31, 1994).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ---------------------------------------------------------------------------------
                                                                                                 LIFE OF FUND
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 1/10/94)
                               ---------------------------------------------------------------------------------
                                Limited Duration Fund (formerly
                                known as Morgan Stanley Short-Term
                                Bond Fund) Returns Before Taxes          8.04%         6.22%             5.68%
                               ---------------------------------------------------------------------------------
                                Returns After Taxes on
                                Distributions(1)                         5.83%         3.79%             3.53%
                               ---------------------------------------------------------------------------------
                                Returns After Taxes on
                                Distributions and Sale of Fund
                                Shares                                   4.86%         3.75%             3.57%
                               ---------------------------------------------------------------------------------
                                Lehman Brothers U.S. Credit Index
                                (1-5 Year)(2)                            9.73%         7.08%             6.69%
                               ---------------------------------------------------------------------------------

 1 THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.
 2 THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

The above table shows after tax returns for the Fund. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do

[Sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended April 30, 2002.
[End Sidebar]

                    not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown.

[ICON]              FEES AND EXPENSES
--------------------------------------------------------------------------------
                    The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not charge account or exchange fees.

                                ANNUAL FUND OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.70%*
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.22%*
                               ----------------------------------------------------------------------
                                Total annual Fund operating expenses                          0.92%*
                               ----------------------------------------------------------------------

 * DURING THE FISCAL YEAR ENDED APRIL 30, 2002, THE INVESTMENT MANAGER WAIVED ITS COMPENSATION AND ASSUMED OPERATING EXPENSES (EXCEPT BROKERAGE FEES) WITHOUT LIMITATION TO THE EXTENT SUCH COMPENSATION AND EXPENSES EXCEEDED 0.80% OF THE FUND'S DAILY NET ASSETS ON AN ANNUALIZED BASIS. THE INVESTMENT MANAGER WILL CONTINUE TO ASSUME ALL OPERATING EXPENSES (EXCEPT BROKERAGE FEES) AND WAIVE ITS COMPENSATION TO THE EXTENT THEY EXCEED 0.80% OF THE FUND'S DAILY NET ASSETS, ON AN ANNUALIZED BASIS, UNTIL DECEMBER 31, 2002. FOR THE FISCAL YEAR ENDED APRIL 30, 2002, TAKING THE WAIVER OF EXPENSES INTO ACCOUNT, THE ACTUAL MANAGEMENT FEE WAS 0.58% OF THE FUND'S DAILY NET ASSETS AND THE ACTUAL OTHER EXPENSES WERE 0.22% OF THE FUND'S DAILY NET ASSETS.

                    Example
                    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                    The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.

                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $94           $293          $509         $1,131
          ----------------------------------------------------

[ICON]              ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
                    This section provides additional information relating to the Fund's principal investment strategies.

                    Foreign Securities. The Fund may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations.

                    Asset-Backed Securities. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures.

                    Futures. The Fund may invest in futures with respect to financial instruments and interest rate indexes. The Fund may use futures to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    Junk Bonds and Restricted Securities. The Fund's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Fund's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]              ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
                    This section provides additional information relating to the principal risks of investing in the Fund.

                    Foreign Securities. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk may be currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including expropriation, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $130 billion in assets under management as of May 30, 2002.
[End Sidebar]
                    declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Futures. If the Fund invests in futures, its participation in these markets would subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

                    Junk Bonds and Restricted Securities. The Fund's investments in junk bonds pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

[ICON]              FUND MANAGEMENT
--------------------------------------------------------------------------------
                    The Fund has retained the Investment Manager -- Morgan
                    Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment
                    Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New
                    York, NY 10020.

                    The Fund is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, a Vice President of the Investment Manager, and Menglin Luo, a Vice President of the Investment Manager.

                    The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended

                    April 30, 2002, the Fund paid total compensation to the Investment Manager amounting to 0.58% of the Fund's average daily net assets. This amount reflects the waiver of fees and assumption of expenses. The Investment Manager has undertaken through December 31, 2002, to continue to assume operating expenses of the Fund (except brokerage fees) and waive its compensation to the extent they exceed 0.80% of the Fund's daily net assets on an annualized basis.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:
www.morganstanley.com/funds
[End Sidebar]
               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

                    The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

                    An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]              HOW TO BUY SHARES
--------------------------------------------------------------------------------
                    You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                    When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]
EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

 MINIMUM INVESTMENT AMOUNTS
 ----------------------------------------------------------------------------------------
                                                                      MINIMUM INVESTMENT
                                                                      -------------------
 INVESTMENT OPTIONS                                                   INITIAL  ADDITIONAL
 ----------------------------------------------------------------------------------------
  Regular Accounts                                                    $1,000     $100
 ----------------------------------------------------------------------------------------
  Individual Retirement Account                                       $1,000     $100
 ----------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                 $  500     $100
 ----------------------------------------------------------------------------------------
  EASYINVEST-SM-                 (Automatically from your checking
                                 or savings account or Money Market
                                 Fund)                                $  100*    $100*
 ----------------------------------------------------------------------------------------

 *   PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.

                    There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor:
                    (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

                    Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

                    - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

                    - Make out a check for the total amount payable to: Morgan
                      Stanley Limited Duration Fund.

                    - Mail the letter and check to Morgan Stanley Trust at
                      P.O. Box 1040, Jersey City, NJ 07303.

                    PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to use its own assets or those of its affiliates, including the Investment Manager to pay distribution fees for the sale and distribution of Fund shares.

[ICON]              HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
                    Permissible Fund Exchanges. You may exchange shares of the Fund for shares of other continuously offered Morgan Stanley
                    Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC
                    Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another No-Load Fund, a Money Market Fund, North
                    American Government Income Trust or Short-Term U.S. Treasury
                    Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.

                    See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

                    Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

                    Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
                    (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

                    An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

                    The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                    Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

                    Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

                    Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

                    Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

                    You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

                    Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

                    For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call
                    (800) 869-NEWS.

[ICON]              HOW TO SELL SHARES
--------------------------------------------------------------------------------
                    You can sell some or all of your Fund shares at any time.
                    Your shares will be sold at the next price calculated after we receive your order to sell as described below.

                               OPTIONS             PROCEDURES
                               --------------------------------------------------------------------------------
                                CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
                                FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                                                   ------------------------------------------------------------
                                [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                               --------------------------------------------------------------------------------
                                BY LETTER          You can also sell your shares by writing a "letter of
                                                   instruction" that includes:
                                [ICON]             - your account number;
                                                   - the name of the Fund;
                                                   - the dollar amount or the number of shares you wish to
                                                     sell; and
                                                   - the signature of each owner as it appears on the account.
                                                   ------------------------------------------------------------
                                                   If you are requesting payment to anyone other than the
                                                   registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                                                   pre-designated bank account, you will need a signature
                                                   guarantee. You can generally obtain a signature guarantee
                                                   from an eligible guarantor acceptable to Morgan Stanley
                                                   Trust. (You should contact Morgan Stanley Trust at
                                                   (800) 869-NEWS for a determination as to whether a
                                                   particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional
                                                   documentation may be required for shares held by a
                                                   corporation, partnership, trustee or executor.
                                                   ------------------------------------------------------------
                                                   Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                                                   Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                                                   ------------------------------------------------------------

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

                               OPTIONS             PROCEDURES
                               --------------------------------------------------------------------------------
                                BY LETTER,         A check will be mailed to the name(s) and address in which
                                CONTINUED          the account is registered, or otherwise according to your
                                                   instructions.
                               --------------------------------------------------------------------------------
                                SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
                                WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
                                                   withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                                                   add a fund to the plan, you must meet the plan requirements.
                                                   ------------------------------------------------------------
                                [ICON]             To sign up for the Systematic Withdrawal Plan, contact your
                                                   Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                                                   remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                                                   account balance. The Fund may terminate or revise the plan at any time.
                               --------------------------------------------------------------------------------

                    Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

                    Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

                    Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

                    Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

                    However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

                    Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

                    Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

                    Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

                    - The Fund makes distributions; and

                    - You sell Fund shares, including an exchange to another
                      Morgan Stanley Fund.

                    Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

                    Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

                    Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

                    When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                              FOR THE YEAR ENDED APRIL 30,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                     $ 9.44          $ 9.20          $ 9.49          $ 9.49          $ 9.50
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                                    0.41(2)         0.55            0.51            0.56            0.65
   Net realized and unrealized gain (loss)                  0.19(2)         0.24           (0.29)             --              --
                                                          ------          ------          ------          ------          ------
 Total income from investment operations                    0.60            0.79            0.22            0.56            0.65
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                 (0.45)          (0.55)          (0.51)          (0.56)          (0.66)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                           $ 9.59          $ 9.44          $ 9.20          $ 9.49          $ 9.49
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                              6.50%           8.82%           2.36%           6.00%           7.02%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                   0.80%           0.80%           0.80%           0.31%             --
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                      3.94%(2)        5.87%           5.43%           5.68%           6.52%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $166,631        $109,917        $118,694        $186,442        $107,699
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     327%            133%             71%             58%             55%
---------------------------------------------------------------------------------------------------------------------------------

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 (1) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                            EXPENSE        NET INVESTMENT
PERIOD ENDED                                 RATIO          INCOME RATIO
------------                                --------       --------------
APRIL 30, 2002                                0.92%             3.82%
APRIL 30, 2001                                0.92              5.75
APRIL 30, 2000                                0.90              5.33
APRIL 30, 1999                                0.88              5.11
APRIL 30, 1998                                1.10              5.42

 (2) EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED APRIL 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.06, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.06 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.65%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

Notes

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

   Morgan Stanley Funds
------------------------------------------

- GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
Global Dividend Growth Securities
Global Utilities Fund
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

- GROWTH FUNDS
21st Century Trend Fund
Aggressive Equity Fund
All Star Growth Fund
American Opportunities Fund
Capital Growth Securities
Capital Opportunities Trust
Developing Growth Securities Trust
Financial Services Trust
Growth Fund
Health Sciences Trust
Information Fund
KLD Social Index Fund
Market Leader Trust
Mid-Cap Value Fund
Nasdaq-100 Index Fund
Natural Resource Development Securities
New Discoveries Fund
Next Generation Trust
Special Growth Fund
Special Value Fund
Tax-Managed Growth Fund
Technology Fund

- GROWTH + INCOME FUNDS
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund
Real Estate Fund
S&P 500 Index Fund
S&P 500 Select Fund
Small-Mid Special Value Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Utilities Fund
Value Fund
Value-Added Market Series/ Equity Portfolio

- INCOME FUNDS
Diversified Income Trust
Federal Securities Trust
High Yield Securities
Intermediate Income Securities
Limited Duration Fund (NL)
Liquid Asset Fund (MM)
North American Government Income Trust
Short-Term U.S. Treasury Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------
    THERE MAY BE FUNDS CREATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

    UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR NORTH AMERICAN GOVERNMENT INCOME TRUST AND SHORT-TERM U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

  Morgan Stanley Limited Duration Fund
--------------------------------------------------------------

-  TICKER SYMBOL:
   MSLDX

- ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site at: www.morganstanley.com/funds

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7117)